UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 17, 2004

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 293-2265
Registrant’s telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

99.1 — Press release issued by the Registrant on January 22, 2004.

99.2 — Transcript of conference call held on January 23, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004 the Registrant issued a press release announcing its earnings for the fourth quarter of 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.

	By:	/s/	Lyne B. Andrich

Lyne B. Andrich

Executive Vice President and
and Chief Financial Officer
Date: February 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Registrant on January 22, 2004.
99.2	Transcript of conference call held on January 23, 2004